UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 27, 2025

SAFE & GREEN HOLDINGS CORP.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-38037	95-4463937
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

990 Biscayne Blvd.

#501, Office 12

Miami, FL 33132

(Address of Principal Executive Offices, Zip Code)

(Former name or former address, if changed since last report.)

Registrant’s telephone number, including area code: 646-240-4235

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.01	SGBX	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On March 27, 2025 (the “Issue Date”), Safe & Green Holdings Corp. (the “Company”) executed and issued a Promissory Note (“Note”) in favor of Generating Alpha Ltd. (the “Lender”) in the aggregate principal amount of $375,700 (the “Principal”), and an accompanying Securities Purchase Agreement (the “SPA”) and Registration Rights Agreement (the “RRA”).

The Note was purchased by the Lender for a purchase price of $300,560, representing an original issue discount of $75,140. The Note shall bear interest at a rate of fifteen percent (15%) per annum, with the understanding that the first twelve months of interest under the Node (equal to $56,355), shall be guaranteed and earned in full as of the Issue Date. Any amount of Principal or interest due under the Note which is not paid when due shall bear interest at eighteen percent (18%) per annum (“Default Interest”). The Company shall make monthly payments on the Note (each an “Amortization Payment”) in the amount of $43,205.50, due and payable on the 6th of each month commencing on June 6, 2025, and ending on March 6, 2026. The Company may accelerate the payment date of any Amortization Payment by giving notice to the Lender.

If the Company fails to pay any Amortization Payment when due, in addition to all other rights under the Note, the Lender shall have the right to convert at any time any portion of the Note at a price per share equal to the Market Price. “Market Price” shall mean the lesser of (i) the then applicable conversion price under the Note or (ii) 80% of the lowest closing price of the Company’s shares of common stock, par value $0.01 (“Common Stock”) on any trading day during the ten trading days prior to the conversion date. If an event of default occurs under the Note, then, in addition to all other rights under the Note, the Lender shall have the right to convert at any time any portion of the Note at a price per share equal to the Alternate Price. “Alternate Price” shall mean the lesser of (i) the then applicable conversion price, (ii) the closing price of the Common Stock on the date of the event of default (provided, however, that if such date is not a trading day, then the next trading day after the event of default), or (iii) $0.52 (subject to adjustment as provided in the Note).

The total cumulative number of shares of Common Stock issued to Lender under the Note, together with the SPA and RRA, may not exceed the requirements of Nasdaq Listing Rule 5635(d) (the “Nasdaq 19.99% Cap”), except that is the number of shares of Common Stock issued to Lender reaches the Nasdaq 19.99% Cap, the Company, at its election, will use reasonable commercial efforts to obtain stockholder approval of the Note and the issuance of additional conversion shares, in accordance with the requirements of Nasdaq Listing Rule 5635(d) (the “Approval”). If the Company is unable to obtain such Approval, any remaining outstanding balance of the Note must be repaid in cash.

Among others, the following shall be considered events of default under the Note (“Event of Default”): if the Company fails to pay an Amortization Payment when due on the Note; the Company fails to perform or observe any covenant, term, provision, condition, agreement, or obligation of the Company under the Note, the SPA, or the RRA; the Company shall make an assignment for the benefit of creditors, or apply for or consent to the appointment of a receiver or trustee for it or for a substantial part of its property or business.

After an Event of Default, in addition to all other rights under the Note, the Lender shall have the right to convert any portion of the Note at any time at a price per share equal to the Alternate Price. The “Alternate Price” shall mean the lesser of (i) the applicable conversion price under the Note, (ii) the closing price of the Common Stock on the date of the Event of Default, or (iii) $0.52.

So long as the Company has any obligation under the Note, the Company shall not, without the Lender’s written consent: pay, declare, or set apart for such payment, any dividend or other distribution; redeem, repurchase, or otherwise acquire any shares of capital stock the Company; repay any indebtedness of the Company; or sell, lease, or otherwise dispose of any significant portion of the Company’s assets outside the ordinary course of business.

Commencing sixty (60) days after free trading shares of Common Stock are available to the Lender, the Company may deliver a notice to the Lender (an “Optional Redemption Notice”) of its election to redeem the outstanding balance together with all unpaid interest accrued thereon of the Note for cash at a redemption price equal to: one hundred and ten percent (110%) multiplied by the then-outstanding balance together with all unpaid interest accrued thereon of the Note. Upon receipt of the Optional Redemption Notice, the Lender shall have the option to convert up to 1/3 of the outstanding balance of the Note at the lower of the fixed conversion price or the alternative conversion price. If a change of control occurs, an additional 5% premium would be owed on the outstanding balance.

The foregoing description of the Note, SPA, and RRA are qualified in its entirety by reference to the full text of the Note, SPA, and RRA copies of which are attached hereto as Exhibits 4.1, 10.1, and 10.2 respectively, and each of which is incorporated herein in its entirety by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information provided in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

Exhibit Number	Description
4.1	Promissory Note, dated March 27, 2025
10.1	Securities Purchase Agreement, dated March 27, 2025, between Safe & Green Holdings Corp. and Generating Alpha Ltd.
10.2	Registration Rights Agreement, dated March 27, 2025
104	Cover Page Interactive Data File (embedded within the inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SAFE & GREEN HOLDINGS CORP.

Dated: April 2, 2025	By:	/s/ Michael McLaren
Name: Michael McLaren
Title: Chief Executive Officer

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